REVENUES	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
REVENUES
NOTE 18 - REVENUES

	For the year ended December 31,
	2023	2022	2021
	U.S. dollars (in thousands)

Turnkey contracts	31,001	29,729	29,882
Games	1,977	1,709	1,994
Total royalties	32,978	31,438	31,876
Development and other services from Aspire	-	767	1,617
Development and other services from NPI (See also Note 10)	4,349	5,651	7,578
Development and other services from Michigan Joint Operation (See also Note 10)	1,498	1,449	1,433
Total Development and other services	5,847	7,867	10,628
Access to IP rights (Caesars)*	18,155	14,293	7,959
Total Lottery revenues	56,980	53,598	50,463
Core	56,728	80,475	-
Games	43,879	18,265	-
Sports	33,951	13,360	-
Total Aspire revenues	134,558	112,100	-
Total Revenues	191,538	165,698	50,463

On June 18, 2018, the Company entered into a license agreement with WHG (International) Ltd. (“WHG”), an affiliate of Caesars. Pursuant to the license agreement, the Company has granted WHG a sub-license to use the NeoSphere Platform (the “Licensed IP”) for a period of four years which was extended for a period of additional three years through 2026, to operate in the US iGaming market and additional jurisdictions agreed to by the parties. It was also agreed that Caesars will compensate the Company for the right to use the Licensed IP as well as costs associated with adjustments (“Developed IP”) required to be made to the Licensed IP so that the Licensed IP would be deemed complaint with specific market requirements and other market practices. WHG has the option (the “IP Option”) to convert the license into a perpetual license for a payment of £15.0 million. The fair value of the IP Option liability was valued with the assistance of a third-party appraiser to be approximately $3.45 million.